  32


SPECIAL SHAREHOLDERS'
MEETING



 ZURICH YIELDWISE MONEY FUND

On December 17, 1998, a special shareholders' meeting was held. Zurich YieldWise Money Fund shareholders were asked to vote on two separate issues: approval of the new Investment Agreement between the Fund and Scudder Kemper Investments, Inc. and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) APPROVAL OF THE NEW INVESTMENT AGREEMENT BETWEEN THE FUND AND SCUDDER KEMPER INVESTMENTS, INC. THIS ITEM WAS APPROVED.

                                              FOR         AGAINST       ABSTAIN
YieldWise Money Fund                      520,798,140    47,615,546    22,820,519

2) TO MODIFY OR ELIMINATE CERTAIN POLICIES AND TO ELIMINATE THE SHAREHOLDER APPROVAL REQUIREMENT AS TO CERTAIN OTHER MATTERS. THESE ITEMS WERE APPROVED.

INVESTMENT OBJECTIVES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        479,520,525   65,678,630   41,538,163      4,496,887

INVESTMENT POLICIES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        480,623,921   63,785,019   42,328,376      4,496,887

DIVERSIFICATION

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        481,280,747   63,128,194   42,328,377      4,496,887

BORROWING

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        479,784,680   64,624,260   42,328,376      4,496,887

SENIOR SECURITIES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        481,488,746   62,920,195   42,328,377      4,496,887

CONCENTRATION

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        480,971,600   63,437,341   42,328,376      4,496,887

UNDERWRITING OF SECURITIES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        479,909,878   64,499,062   42,328,377      4,496,887

INVESTMENT IN REAL ESTATE

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        478,614,831   65,794,110   42,328,377      4,496,887

PURCHASE OF COMMODITIES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        479,686,143   64,722,798   42,328,377      4,496,887

LENDING

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        478,686,587   65,722,353   42,328,377      4,496,887

MARGIN PURCHASES AND SHORT SALES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        475,314,532   69,094,409   42,328,377      4,496,887

PURCHASES OF SECURITIES OF RELATED ISSUERS

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        480,508,874   63,900,067   42,328,377      4,496,887

RESTRICTED AND ILLIQUID SECURITIES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        477,587,455   66,691,221   42,458,640      4,496,887

PURCHASES OF SECURITIES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        480,421,020   63,857,657   42,458,640      4,496,887

  34

PURCHASES OF OPTIONS AND WARRANTS

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        478,351,111   66,057,829   42,328,376      4,496,887

INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        478,863,573   65,415,104   42,458,640      4,496,887

INVESTMENT IN MINERAL EXPLORATION

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        476,144,580   68,134,096   42,458,640      4,496,887

INVESTMENT IN ISSUERS WITH SHORT HISTORIES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        476,885,927   67,392,750   42,458,640      4,496,887

INVESTMENT IN OTHER INVESTMENT COMPANIES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        478,997,581   65,281,096   42,458,640      4,496,887

INVESTMENT OTHER THAN IN ACCORDANCE WITH OBJECTIVE AND POLICIES

                                FOR        AGAINST      ABSTAIN     BROKER NON-VOTES
YieldWise Money Fund        476,006,764   68,271,913   42,458,640      4,496,887